NOTICE

January 7, 2010

            THE PURPOSE OF THIS POWER OF ATTORNEY IS TO GIVE THE PERSON YOU DESIGNATE (YOUR “AGENT”) BROAD POWERS TO ACT ON YOUR BEHALF AND TO PERFORM ANY AND ALL ACTS THE AGENT DEEMS NECESSARY TO ENABLE THE UNDERSIGNED PERSONS TO COMPLY WITH THE APPLICABLE LAWS OF THE UNITED STATES WITHOUT ADVANCE NOTICE TO YOU OR APPROVAL BY YOU.

            THIS POWER OF ATTORNEY DOES NOT IMPOSE A DUTY ON YOUR AGENT TO EXERCISE GRANTED POWERS, BUT WHEN POWERS ARE EXERCISED, YOUR AGENT MUST USE DUE CARE TO ACT FOR YOUR BENEFIT AND IN ACCORDANCE WITH THIS POWER OF ATTORNEY.

            YOUR AGENT MAY EXERCISE THE POWERS GIVEN HERE THROUGHOUT YOUR LIFETIME, EVEN AFTER YOU BECOME INCAPACITATED, UNLESS YOU EXPRESSLY LIMIT THE DURATION OF THESE POWERS OR YOU REVOKE THESE POWERS OR A COURT ACTING ON YOUR BEHALF TERMINATES YOUR AGENT’S AUTHORITY.

            YOUR AGENT MUST KEEP YOUR FUNDS SEPARATE FROM YOUR AGENT’S FUNDS.

            A COURT CAN TAKE AWAY THE POWERS OF YOUR AGENT IF IT FINDS YOUR AGENT IS NOT ACTING PROPERLY.

            THE POWERS AND DUTIES OF AN AGENT UNDER A POWER OF ATTORNEY ARE EXPLAINED MORE FULLY IN 20 PA.C.S. CH. 56.

            IF THERE IS ANYTHING ABOUT THIS FORM THAT YOU DO NOT UNDERSTAND, YOU SHOULD ASK A LAWYER OF YOUR OWN CHOOSING TO EXPLAIN IT TO YOU. ON THE DATE INDICATED IN THE NOTICE ABOVE, I HAVE READ OR HAD EXPLAINED TO ME THIS NOTICE AND I UNDERSTAND ITS CONTENTS.

The Vanguard Group, Inc.

By_/s/ F. William McNabbIII

Name:  F. William McNabb III

Title:    Chairman, President, and Chief Executive Officer

Vanguard Fiduciary Trust Company

By_/s/ F. William McNabbIII

Name:  F. William McNabb III

Title:    Chairman, President, and Chief Executive Officer

Vanguard Wellington Fund

Vanguard Windsor Funds

Vanguard World Fund

Vanguard Explorer Fund

Vanguard Morgan Growth Fund

Vanguard Wellesley Income Fund

Vanguard Fixed Income Securities Funds

Vanguard Money Market Reserves

Vanguard Index Funds

Vanguard Municipal Bond Funds

Vanguard Trustees’ Equity Fund

Vanguard Specialized Funds

Vanguard Chester Funds

Vanguard Florida Tax-Free Funds

Vanguard California Tax-Free Funds

Vanguard Massachusetts Tax-Exempt Funds

Vanguard Valley Forge Funds

Vanguard CMT Funds

Vanguard Montgomery Funds

Vanguard New York Tax-Free Funds

Vanguard Pennsylvania Tax-Free Funds

Vanguard New Jersey Tax-Free Funds

Vanguard Ohio Tax-Free Funds

Vanguard Convertible Securities Fund

Vanguard Quantitative Funds

Vanguard Fenway Funds

Vanguard Malvern Funds

Vanguard International Equity Index Funds

Vanguard Variable Insurance Funds

Vanguard STAR Funds

Vanguard Whitehall Funds

Vanguard Tax-Managed Funds

Vanguard Scottsdale Funds

Vanguard Horizon Funds

Vanguard Institutional Index Funds

Vanguard Admiral Funds

Vanguard Bond Index Funds

By_/s/ F. William McNabbIII

Name:  F. William McNabb III

Title:    Chairman, President, and Chief Executive Officer

POWER OF ATTORNEY

                Each of the undersigned persons (as such term is defined in the Securities Act of 1933, as amended) whose signatures appear below (each, a “Principal”) hereby constitutes and appoints Glenn Booraem as its agent with authority to execute in the name of and on behalf of such Principal any and all documents, certificates, instruments, statements, other filings, and amendments to the foregoing (collectively, “Documents”) determined by such Principal to be necessary or appropriate to comply with ownership or control-person reporting requirements imposed by any United States or non-United States governmental or regulatory authority, including without limitation Forms 3, 4, 5, 13D, 13F, and 13G and any amendments to any of the foregoing as may be required to be filed with the Securities and Exchange Commission, and delivering, furnishing, or filing any such Documents with the appropriate governmental, regulatory authority, or other person, and granting to such agent full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as each undersigned Principal might or could do itself or in person, hereby ratifying and confirming all that such agent may lawfully do or cause to be done by virtue hereof:

Each Principal hereby revokes all powers of attorney which it may have heretofore granted regarding the subject matter hereof.

                The undersigned person has executed this Power of Attorney in the capacity and on the date indicated above.

The Vanguard Group, Inc.

By_/s/ F. William McNabbIII

Name:  F. William McNabb III

Title:    Chairman, President, and Chief Executive Officer

Vanguard Fiduciary Trust Company

By_/s/ F. William McNabbIII

Name:  F. William McNabb III

Title:    Chairman, President, and Chief Executive Officer

Vanguard Wellington Fund

Vanguard Windsor Funds

Vanguard World Fund

Vanguard Explorer Fund

Vanguard Morgan Growth Fund

Vanguard Wellesley Income Fund

Vanguard Fixed Income Securities Funds

Vanguard Money Market Reserves

Vanguard Index Funds

Vanguard Municipal Bond Funds

Vanguard Trustees’ Equity Fund

Vanguard Specialized Funds

Vanguard Chester Funds

Vanguard Florida Tax-Free Funds

Vanguard California Tax-Free Funds

Vanguard Massachusetts Tax-Exempt Funds

Vanguard Valley Forge Funds

Vanguard CMT Funds

Vanguard Montgomery Funds

Vanguard New York Tax-Free Funds

Vanguard Pennsylvania Tax-Free Funds

Vanguard New Jersey Tax-Free Funds

Vanguard Ohio Tax-Free Funds

Vanguard Convertible Securities Fund

Vanguard Quantitative Funds

Vanguard Fenway Funds

Vanguard Malvern Funds

Vanguard International Equity Index Funds

Vanguard Variable Insurance Funds

Vanguard STAR Funds

Vanguard Whitehall Funds

Vanguard Tax-Managed Funds

Vanguard Scottsdale Funds

Vanguard Horizon Funds

Vanguard Institutional Index Funds

Vanguard Admiral Funds

Vanguard Bond Index Funds

By_/s/ F. William McNabb III

Name:  F. William McNabb III

Title:    Chairman, President, and Chief Executive Officer

ACKNOWLEDGMENT

I, Glenn Booraem, have read the attached power of attorney and am the person identified as the agent for the Principals.  I hereby acknowledge that in the absence of a specific provision to the contrary in the power of attorney or in 20 Pa.C.S. when I act as agent:

                I shall exercise the powers for the benefit of the Principals.

                I shall keep the assets of the Principals separate from my assets.

                I shall exercise reasonable caution and prudence.

                I shall keep a full and accurate record of all actions, receipts, and disbursements on behalf of the Principals.

Date:  January 7, 2010

By      /s/Glenn Booraem

            Glenn Booraem